Exhibit 10.16

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS

BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED

SECOND AMENDMENT TO

THE COLLABORATION AGREEMENT

This SECOND AMENDMENT (the “Second Amendment”) is made and entered into, effective as of December 6, 2019 (the “Second Amendment Effective Date”), by and between BioNTech RNA Pharmaceuticals GmbH, a limited liability company organized under the laws of Germany (“RNP”) and BioNTech SE, a European stock corporation (“BNT”) (RNP and BNT collectively, “BioNTech”), and Genentech, Inc., a corporation organized under the laws of the State of Delaware (“GNE”) and F. Hoffmann-La Roche Ltd, a corporation organized under the laws of Switzerland (“Roche”) (GNE and Roche, collectively, “Genentech”).

WHEREAS, the Parties entered into a Collaboration Agreement, dated as of September 20, 2016, as amended on June 1, 2018, pursuant to which BioNTech and Genentech agreed to collaborate in the research, development, and commercialization of Collaboration Products (the “Agreement”).

WHEREAS, BioNTech and Genentech wish to modify certain terms of the Agreement with respect to [***] (i) certain RNA manufacturing projects within the CMC Development Plan and (ii) development of the commercial upstream manufacturing process.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Defined Terms.

a.	Section 1.20 is hereby deleted in its entirety and replaced with the following:

“‘BioNTech Core Patents’ means (a) the Patents listed on Schedule 1.20, (b) [***] and (c) all Patents claiming priority to any of the Patents described in clauses (a) or (b), or claiming priority to a priority document thereof.”

b.	Section 1.27 is hereby amended by adding the following sentence to the end of the Section:

“For clarity, BioNTech Know-How [***].”

c.	Section 1.59 is hereby amended by adding the following clause to the end of the Section:

“; provided, however, that, notwithstanding anything to the contrary in this Agreement or the MDSA, Collaboration Know-How [***]”

d.	The following definition is hereby added to the Agreement as Section 1.331:

“‘External Sequencing Party’ means an entity other than BioNTech or Genentech that is selected by Genentech to conduct some or all of the Sequencing Manufacturing Project.”

e.	The following definition is hereby added to the Agreement as Section 1.332:

“‘RNA Manufacturing Know-How’ means all Know-How that is discovered, generated, conceived or reduced to practice by a Party (or any authorized Third Party acting on a Party’s behalf) solely or jointly in the course of conducting the RNA Manufacturing Projects.”

f.	The following definition is hereby added to the Agreement as Section 1.333:

“‘RNA Manufacturing Projects’ means the work packages for the Collaboration Products concerning RNA manufacturing process, [***] set forth in Schedule 1.333.”

g.	The following definition is hereby added to the Agreement as Section 1.334:

“‘Sequencing Manufacturing IP’ means the Sequencing Manufacturing Know-How and all Patents that claim any such Sequencing Manufacturing Know-How.”

h.	The following definition is hereby added to the Agreement as Section 1.335:

“‘Sequencing Manufacturing Know-How’ means all Know-How that is discovered, generated, conceived or reduced to practice by Genentech or by the External Sequencing Party on a Party’s behalf (whether solely or jointly with a Party) in the course of conducting any activities in connection with the Sequencing Manufacturing Project.”

i.	The following definition is hereby added to the Agreement as Section 1.336:

“‘Sequencing Manufacturing Project’ means the development of the upstream portion of the Manufacturing Process for Commercial Manufacturing [***].”

2.	Exhibits. The schedule attached hereto as Exhibit A is hereby incorporated into the Agreement as Schedule 1.333.

3.

Amendment of the CMC Development Plan. For each RNA Manufacturing Project, the Parties hereby agree that they will (a) agree upon a written project plan for such RNA Manufacturing Project, which will set forth the scope of work to be performed by each Party, deliverables, time schedule and budget (including required FTEs, equipment and other resources), (b) promptly amend the CMC Development Plan to include such agreed-upon project plan for such RNA Manufacturing Project, and (c) conduct such RNA Manufacturing Project in accordance with such project plan.

Notwithstanding the foregoing, in the event that the Parties are unable to agree on such written project plan [***].

4.	Decision-Making. Section 2.8.2(g) is hereby amended by adding the following clause to the end of the Section:

“[***]”

5.	Sequencing Manufacturing by the External Sequencing Party. The following provision is hereby added to the Agreement as Section 7.4:

“Sequencing Manufacturing by the External Sequencing Party.

7.4.1    Sequencing Manufacturing Project. Notwithstanding anything to the contrary in this Agreement (including Sections 7.1 and 7.2) or the MDSA, Genentech shall have the sole right and responsibility for the performance of the Sequencing Manufacturing Project, at its discretion (subject to Sections 7.4.2 and 10.2.5), and may use the External Sequencing Party to conduct some or all of the Sequencing Manufacturing Project. Genentech shall ensure that the Sequencing Manufacturing Project is designed to deliver, and shall use commercially reasonable efforts to deliver, [***].

7.4.2    Use of External Sequencing Party by BioNTech. If in connection with BioNTech’s Development of a BioNTech Indication or BioNTech’s Development or Commercialization of Reversion Products pursuant to Section 14.5.4, in each case, in accordance with (and subject to the terms and conditions of) this Agreement, BioNTech desires to use the External Sequencing Party that Genentech is using to perform the sequencing for the upstream portion of the Manufacturing Process for Commercial Manufacturing [***], Genentech will [***] in the case of BioNTech Indications, or [***] in the case of Reversion Products.’

6.	Costs.

a.	The following provision is hereby added to the Agreement as Section 8.2.8:

“RNA Manufacturing Project Costs. BioNTech shall be solely responsible for, and shall bear, all CMC Development Costs incurred by or on behalf of BioNTech or Genentech in the performance of activities pursuant to a RNA Manufacturing Project. In the event that Genentech incurs CMC Development Costs in connection with an RNA Manufacturing Project, such costs shall be reported to, and reimbursed by, BioNTech as part of the reconciliation process set forth in Sections 8.2.6 and 8.2.7. Genentech may offset the amounts of any invoices for such reconciled costs not paid in accordance with Section 8.2.7 from any payments due to BioNTech pursuant to Sections 8.4.1 and 8.7. Notwithstanding the foregoing, for any portion of such CMC Development Costs that both (a) are incurred by or on behalf of Genentech in excess of [***] percent ([***]%) of the budget set forth in the CMC Development Plan for activities allocated to Genentech pursuant to such RNA Manufacturing Project, and (b) have not been approved by BioNTech in advance, Genentech shall bear such portion of the CMC Development Costs. For clarity, the costs of implementing any processes or developments made under an RNA Manufacturing Project into the Manufacturing Process for a Collaboration Product shall be Shared Development Costs.”

b.	The following provision is hereby added to the Agreement as Section 8.2.9:

“Sequencing Manufacturing Project. Genentech shall be solely responsible for, and shall bear, all Development Costs incurred by it and its Affiliates for the performance of the Sequencing Manufacturing Project by Genentech, its Affiliates or the External Sequencing Party.”

7.	Intellectual Property.

a.	The following is provision is hereby added to Section 10.2.1 as subsection (d):

“[***]”

b.	The following provision is hereby added to the Agreement as Section 10.2.5:

“[***]”

8.

Survival of Agreement Terms. All terms and conditions of the Agreement not modified by this Second Amendment shall continue in full force and effect in accordance with their terms. All capitalized terms not otherwise defined herein shall have the same definition as in the Agreement. In the event of any conflict between the terms and conditions of this Second Amendment and the Agreement, the terms and conditions set forth in this Second Amendment shall control with respect to the subject matter hereof.

[Remainder of the page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the Parties have each caused this Second Amendment to be executed by their duly authorized representatives.

GENENTECH, INC.		BIONTECH RNA PHARMACEUTICALS GMBH

By:	/s/ Redacted	By:	/s/ Redacted
Name:		Name:
Title:		Title:

F. HOFFMANN-LA ROCHE LTD		BIONTECH SE

By:	/s/ Redacted	By:	/s/ Redacted
Name:		Name:
Title:		Title:

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Redacted
Name:
Title:

Exhibit A

Work Package	Objective	Key Deliverables	Target Completion Date	Target Implementation Date
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]